UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 5, 2012


                           DOMARK INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-136247                 20-4647578
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

        1809 E. Broadway, #125
              Oviedo, FL                                            32765
(Address of Principal Executive Offices)                          (Zip Code)

                                 1-877-732-5035
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Company entered into a Note Payable that restructures its existing obligations to Infinite Funding, Inc. as described in Item 2.03 below, and is incorporated by reference into this Item.

The Company has also entered into a Master Credit Agreement with Infinite Funding as described in Item 2.03 below, and is incorporated by reference into this Item.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

DIRECT OBLIGATION

On February 29, 2012, DoMark International, Inc. ("DoMark" or the "Company") entered into a Promissory Note with R. Thomas Kidd, Chief Executive Officer of the Company, and Infinite Funding, Inc. ("IFI"). This Note replaces four promissory notes issued by IFI to the Company as more fully described below.

Effective March 3, 2011, we obtained an unsecured loan in the amount of $75,000 from Infinite Funding, Inc. ("IFI") as evidenced by a Promissory Note from the Company to Infinite Funding, Inc. dated March 3, 2011 (the "IFI Note"). The Note has been amended three times to extend the due date and was first amended on June 9, 2011, a second time on September 28, 2011, and a third amendment on December 9, 2011. Pursuant to the amendments, the Company agreed to pay extension fees of $30,000, thereby increasing the principle balance of this Note to $105,000.

Effective June 10, 2011, we obtained an unsecured loan in the amount of $75,000 from Infinite Funding, Inc. ("IFI") as evidenced by a Promissory Note from the Company to Infinite Funding, Inc. dated June 10, 2011 (the "IFI Note"). The Note has been amended two times to extend the due date and was first amended on September 28, 2011 and again on December 9, 2011. Pursuant to the amendments, the Company agreed to pay extension fees of $20,000, thereby increasing the principle balance of this Note to $95,000.

Effective September 28, 2011, we obtained an unsecured loan in the amount of $40,000 from Infinite Funding, Inc. ("IFI") as evidenced by a Promissory Note from the Company to Infinite Funding, Inc. dated September 28, 2011 (the "IFI Note"). The Note was amended to extend the due date on December 9, 2011. Pursuant to this amendment, the Company agreed to pay an extension fee of $10,000, thereby increasing the principle balance of this Note to $50,000.

Effective December 9, 2011, we obtained an unsecured loan in the amount of $100,000 from Infinite Funding, Inc. ("IFI") as evidenced by a Promissory Note from the Company to Infinite Funding, Inc. dated December 9, 2011 (the "IFI Note").

As a result of the consolidated debt, the Company is now obligated under a single Promissory Note dated February 29, 2012 in the aggregate principle amount of $350,000 along with $5,644.53 in accrued interest. The Note is due on October 15, 2012 and accrues interest at 3% per annum.

The agreement is filed as an exhibit to this Form 8-K and should be referred to in its entirety for complete information concerning this agreement.

DIRECT OBLIGATION

On March 2, 2012, the Company entered into a Master Credit Agreement with Infinite Funding, Inc. which provides for a non-revolving line of credit, not to exceed $150,000. The Company may request advances under the lending facility by issuing borrowing certificates to the Lender. Each borrowing certificate, together with simple interest accrued at 18% per year, becomes payable one year after the date of the advance received.

The agreement is filed as an exhibit to this Form 8-K and should be referred to in its entirety for complete information concerning this agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
Number                             Description
------                             -----------

10.1 Promissory Note between Domark International, Inc. and Infinite Funding, Inc. dated February 29, 2012

10.2 Master Credit Agreement between Domark International, Inc. and Infinite Funding, Inc. dated March 2, 2012.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2012                  DoMark International, Inc.


                                     By: /s/ R. Thomas Kidd
                                         ---------------------------------------
                                         R. Thomas Kidd, Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                             Description
------                             -----------

10.1 Promissory Note between Domark International, Inc. and Infinite Funding, Inc. dated February 29, 2012

10.2 Master Credit Agreement between Domark International, Inc. and Infinite Funding, Inc. dated March 2, 2012.